Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

M.D. Sass Equity Income Plus Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated March 27, 2015 to the
Institutional Class and Retail Class Prospectus dated September 26, 2014

This supplement amends the Prospectus for the Institutional Class and Retail Class of the M.D. Sass Equity Income Plus Fund dated September 26, 2014.

Effective March 24, 2015, the Board of Trustees of Trust for Professional Managers (the “Trust”), based upon the recommendation of M.D. Sass, LLC (the “Adviser”), the investment adviser for the M.D. Sass Equity Income Plus Fund (the “Fund”), a series of the Trust, has approved a change to the Fund’s principal investment strategies, to permit the Fund to invest in foreign securities as part of the Fund’s principal investment strategies.

Related disclosures have been added to the Prospectus as follows:

Prospectus

Page 2 – “Summary Section – Principal Investment Strategies”

Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowing for investment purposes) in equity securities with a minimum market capitalization needed to be included in the Russell 1000® Large Cap Value Index.  As of March 1, 2015, the minimum market capitalization for inclusion in the Russell 1000® Large Cap Value Index was $244 million.  However, the Fund will typically invest in the securities of large capitalization (“large-cap”) companies (market capitalization in excess of $10 billion), and medium capitalization (“mid-cap”) companies (market capitalization between $2 billion and $10 billion).  The Fund’s investments in equity securities will consist primarily of common stock, but may also include convertible securities and securities of other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities.  The Fund may also purchase securities of companies that are offered in an initial public offering (“IPO”).  The Fund may also invest in equity securities of large-cap and mid-cap foreign companies (including issuers domiciled in emerging markets or less developed countries).  The Fund’s investments in equity securities of foreign companies may include depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

Page 4 – “Summary Section – Principal Risks”

•
Foreign Securities Risk.  Non-U.S. securities, including ADRs and GDRs, are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.  Issuers of foreign securities may not be required to provide operational or financial information that is as timely or reliable as those required for issuers of U.S. securities.  Income or dividends earned on foreign securities may be subject to foreign withholding taxes.  The Fund may invest in emerging markets, which can involve higher degrees of risk as compared with developed economies.

Page 4 – “Summary Section – Performance”

Performance

The performance information below demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how a Fund’s average annual total returns for one year and since inception compare with those of a broad measure of market performance.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.mdsassfunds.com or by calling the Fund toll-free at 1-855-MDS-FUND (1-855-637-3863).

Institutional Class Shares(1)
Calendar Year Returns as of December 31

(1)	The returns shown in the bar chart are for Institutional Class shares. The performance of the Retail Class shares will differ due to differences in expenses.

During the period shown in the bar chart, the best performance for a quarter was 5.88% (for the quarter ended June 30, 2014).  The worst performance was -1.61% (for the quarter ended March 31, 2014).

Average Annual Total Returns
(For the periods ended December 31, 2014)
	One Year	Since Inception (6/28/2013)
Institutional Class Shares(1)
Return Before Taxes	4.33%	11.25%
Return After Taxes on Distributions	3.36%	10.45%
Return After Taxes on Distributions and Sale of Fund Shares	3.23%	8.60%
Retail Class Shares
Return Before Taxes	4.07%	11.01%
CBOE S&P 500 BuyWrite Index (BXM)	5.64%	9.12%
(reflects no deduction for fees, expenses or taxes)
S&P 500® Index	13.69%	20.33%
(reflects no deduction for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Page 11 – “Investment Strategies, Risks and Disclosure of Portfolio Holdings – Principal Investment Strategies - M.D. Sass Equity Income Plus Fund”

Investments in Equity Securities.  Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowing for investment purposes) in equity securities with a minimum market capitalization needed to be included in the Russell 1000® Large Cap Value Index.  As of March 1, 2015, the minimum market capitalization for inclusion in the Russell 1000® Large Cap Value Index was $244 million.  However, the Fund will typically invest in the securities of large-cap companies (market capitalization in excess of $10 billion), and mid-cap companies (market capitalization between $2 billion and $10 billion).  To achieve its investment objective, the Fund invests in a diversified portfolio of equity securities that pay dividends.  The Fund’s investments in equity securities will consist primarily of common stocks.  An investment in a company’s equity securities represents a proportionate ownership interest in that company.  Compared with other asset classes, equity investments have greater potential for gain and are subject to greater fluctuations in market value.  In addition to common stocks, the Fund may invest in shares of other investment companies and ETFs that invest in equity securities and other equity-linked instruments (such as convertible securities).  The Fund may also purchase securities of companies that are offered in an IPO.  The Fund may also invest in equity securities of large-cap and mid-cap foreign companies (including issuers domiciled in emerging markets or less developed countries).  The Fund’s investments in equity securities of foreign companies may include depositary receipts, such as ADRs and GDRs.

To construct the Fund’s investment portfolio, M.D. Sass selects investments by identifying dividend-paying companies that M.D. Sass believes are undervalued, and whose fair value, as determined by M.D. Sass, exceeds its current market price.  M.D. Sass’ investment selection consists of a five-step process:

1.	leveraging the experience of its investment professionals as well as its management and industry contacts to generate potential investment ideas;
2.
screening potential securities using  a minimum set of criteria, including, but not limited to, above-average dividend yield in excess of the S&P 500 Index and high current annualized cash flow from dividends and option premiums;

3.
fundamental research of investment opportunities through extensive discussion with management, suppliers, customers and competitors, on-site due diligence, review of public filings and transcripts of company events and detailed financial modeling and analysis;

4.	evaluation of each potential security using a proprietary valuation model; and
5.	constructing the Fund’s portfolio.

M.D. Sass may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate, or when other investment opportunities exist that may have more attractive yields.  Additionally, M.D. Sass may decide to reduce the Fund’s position in a security if the market value of the security exceeds 5% of the Fund’s assets.

Page 18 – “Investment Strategies, Risks and Disclosure of Portfolio Holdings – Principal Risks of Investing in the Fund”

Foreign and Emerging Market Securities Risk (applies to Equity Income Plus Fund only).  Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable operational or financial information or unfavorable political or legal developments.  Those risks are increased for investments in emerging markets.

Foreign securities include ADRs and GDRs, dollar-denominated foreign securities and securities purchased directly on foreign exchanges.  ADRs and GDRs are depositary receipts for foreign company stocks that are not themselves listed on a U.S. exchange, and are issued by a bank and held in trust at that bank, and that entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.  ADRs are U.S. dollar denominated.  GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency.  Foreign securities, including ADRs and GDRs, may be subject to more risks than U.S. domestic investments.  These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments.

In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities.  A Fund will generally not be eligible to pass through to shareholders any U.S. federal income tax credits or deductions with respect to foreign taxes paid unless it meets certain requirements regarding the percentage of its total assets invested in foreign securities.  Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates.  Such fluctuations may reduce the value of the investment.  Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets.  In addition, foreign markets can and often do perform differently from U.S. markets.

Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.  Emerging market securities may be subject to relatively more abrupt and severe price declines due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries.  Investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries.  In addition, investment in emerging market countries may be restricted or controlled and may require the Equity Income Plus Fund to establish special custody or other arrangements before investing.  Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Equity Income Plus Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.  Many emerging market countries have experienced currency devaluation, currency inflation or economic recessions, which is likely to have a negative effect on their security markets.  Also, high levels of debt, adverse social and political circumstances and policies of expropriation and intervention in emerging markets countries could adversely affect the value of the Equity Income Plus Fund’s holdings.

Please retain this supplement with your Prospectus